                UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934




                       August 16, 1996  (August 16, 1996)
                   ------------------------------------------
                Date of Report (Date of earliest event reported)




                           UNION PLANTERS CORPORATION
               --------------------------------------------------
               (Exact name of registrant as specified in charter)




               TENNESSEE            1-10160             62-0859007
       ------------------------  ---------------  -----------------------
       (State of incorporation)    (Commission       (I.R.S. Employer
                                   File Number)     Identification No.)




                      UNION PLANTERS ADMINISTRATIVE CENTER
                          7130 GOODLETT FARMS PARKWAY
                            MEMPHIS, TENNESSEE 38018
                     --------------------------------------
                    (Address of principal executive offices)



      Registrant's telephone number, including area code:  (901) 383-6000
                                                         -------------------


                                 Not Applicable
       ------------------------------------------------------------------
         (Former name or former address, if changed since last report)

ITEM 5. OTHER EVENTS

     Item 7 (b) below presents unaudited pro forma consolidated financial statements of Union Planters Corporation (the Corporation) reflecting certain consummated and pending and probable acquisitions as of and for the six months ended June 30, 1996 and for the three years ended December 31, 1995.

     Certain of the information included in this Current Report on Form 8-K contains forward-looking statements and information that are based on management's belief as well as certain assumptions made by, and information currently available to managemet. When used in this report, the words "anticipate," "project," "expect," and similar expressions are intended to identify forward-looking statements. Although management of the Corporation believes the expectations reflected in such forward-looking statements are reasonable, it can give no assurance that such expectations will prove to have been correct. Such statements are subject to certain risks, uncertainties, and assumptions. Should one or more of these risks materialize, or should such underlying assumptions prove incorrect, actual results may vary materially from those anticipated, estimated, projected, or expected. Among the key factors that may have a direct bearing on the Corporation's operating results, particularly described in Note 3 and Note 4, are fluctuations in the economy; the actions taken by the Federal Reserve for the purpose of managing the economy; the Corporation's ability to achieve the anticipated cost savings related to the pending acquisitions; the ability of the Corporation to achieve the anticipated revenue enhancements; the assimilation of the acquired operations into the Corporation's culture, including the ability to instill the Corporation's credit culture and approach to operating efficiencies to the acquired operations; the continued growth of the markets in which the Corporation operates consistent with recent historical experience; the absence of material undisclosed contingencies related to the acquired operations, including asset quality and litigation contingencies; the enactment of federal legislation impacting the operations of the Corporation; and the Corporation's ability to expand into new markets and to maintain profit margins in the face of pricing pressure.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS, AND EXHIBITS

(b) Pro Forma Financial Information



Index to Unaudited Pro Forma Financial Information                                      Page
                                                                                      --------
(1)             Introduction                                                              1

(2)             Unaudited Pro Forma Consolidated Balance Sheet as of June 30, 1996        2

(3)             Unaudited Pro Forma Consolidated Statement of Earnings for the
                six months ended June 30, 1996                                            3

(4)             Unaudited Pro Forma Consolidated Statements of Earnings for the
                Years Ended December 31, 1995, 1994, and 1993                           4 - 6

(5)             Notes to Unaudited Pro Forma Consolidated Financial Statements            7

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.







                                                Union Planters Corporation
                                           -------------------------------------
                                                        Registrant



Date:     August 16, 1996                         /s/ M. Kirk Walters
       ---------------------               -------------------------------------
                                                      M. Kirk Walters
                                             Senior Vice President, Treasurer,
                                               and Chief Accounting Officer

                           UNION PLANTERS CORPORATION
             UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

                           UNION PLANTERS CORPORATION
             UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS


INTRODUCTION

     The following unaudited pro forma consolidated financial statements present a balance sheet as of June 30, 1996, and statements of earnings for the six months ended June 30, 1996 and for each of the three years ended December 31, 1995, 1994, and 1993. The pro forma balance sheet includes on a pro forma basis the impact of certain pending acquisitions, the consummations of which are considered by management to be probable, as described in Note 1. The statements of earnings for the six months ended June 30, 1996, and for the year ended December 31, 1995, present the pro forma impact of the acquisitions completed in 1995 and 1996 and the pending acquisitions considered probable of consummation assuming that all of the acquisitions had been completed at January 1, 1995, in each case as described in Note 1. Pro forma statements of earnings are also presented for each of the two years ended December 31, 1994 and 1993 to reflect only the pending acquisition of Leader Financial Corporation (Leader) which would constitute a significant subsidiary and is expected to be accounted for as a pooling of interests. With the exception of the Leader acquisition, the pro forma impacts of the recently completed and probable acquisitions are not presented individually because the impacts of the acquisitions of these entities are not considered significant to the consolidated financial condition or results of operations of Union Planters Corporation (the Corporation or Union Planters). The pro forma financial statements should be read in conjunction with the audited consolidated financial statements and the notes thereto included in Exhibit 13 to the Corporation's 1995 Annual Report on Form 10-K and the corresponding unaudited consolidated financial statements included in the Quarterly Reports on Form 10-Q dated March 31, 1996 and June 30, 1996. Additionally, the Corporation's Current Reports on Form 8-K dated March 8, 1996, April 1, 1996, May 21, 1996, and August 15, 1996, include respectively: (i) the definitive Agreement and Plan of Merger dated as of March 8, 1996, pursuant to which the Leader acquisition would be effected; (ii) Leader's audited consolidated financial statements as of December 31, 1995 and 1994 and for each of the three years ended December 31, 1995, 1994, and 1993; (iii) Leader's unaudited consolidated financial statements as of and for the three months ended March 31, 1996 and 1995; and (iv) Leader's unaudited consolidated financial statements as of and for the six months ended June 30, 1996 and 1995.

UNION PLANTERS CORPORATION AND SUBSIDIARIES
UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
JUNE 30, 1996
(Dollars in thousands)


                                                                                                UNION       OTHER
                                                                                              PLANTERS     PROBABLE
                                                      UNION                   PRO FORMA          AND        PENDING       PRO FORMA
                                                     PLANTERS      LEADER    ADJUSTMENTS       LEADER    ACQUISITIONS*  CONSOLIDATED
                                                   -----------   ----------  -----------     ----------- ------------   ------------
ASSETS
  Cash and due from banks                          $   465,555   $   30,314   $       0      $   495,869   $  34,312    $   530,181
  Interest-bearing deposits at financial
    institutions                                         4,962          930           0            5,892       4,461         10,353
  Federal funds sold and securities
    purchased under agreements to resell                61,918       82,000           0          143,918     (29,814)       114,104
  Trading account assets                               134,528            0           0          134,528           0        134,528
  Loans held for resale                                 68,046       18,791           0           86,837           0         86,837
  Investment securities
    Available for sale, at fair value                3,053,759      717,419     170,370        3,941,548     227,884      4,169,432
    Held to maturity, at amortized cost                     -       169,916    (169,916)               0           0              0
  Loans                                              7,201,771    1,984,425           0        9,186,196     641,820      9,828,016
    Less:  Unearned income                             (31,899)      (8,323)          0          (40,222)       (890)       (41,112)
           Allowance for losses on loans              (136,255)     (22,408)          0         (158,663)     (8,058)      (166,721)
                                                   -----------   ----------   ---------      -----------   ---------    -----------

        Net loans                                    7,033,617    1,953,694           0        8,987,311     632,872      9,620,183

  Premises and equipment                               229,124       19,311           0          248,435      30,288        278,723
  Accrued interest receivable                          103,009       74,362           0          177,371       7,262        184,633
  Goodwill and other intangibles                        60,610            0           0           60,610      23,888         84,498
  Other assets                                         152,497      144,327        (177)         296,647      15,437        312,084
                                                   -----------   ----------   ---------      -----------   ---------    -----------

        Total assets                               $11,367,625   $3,211,064   $     277      $14,578,966   $ 946,590    $15,525,556
                                                   ===========   ==========   =========      ===========   =========    ===========

LIABILITIES AND SHAREHOLDERS' EQUITY
  Deposits
    Noninterest-bearing                            $ 1,392,856   $  171,560   $       0      $ 1,564,416   $ 106,413    $ 1,670,829
    Certificates of deposit of $100,000
      and over                                         749,833      166,468           0          916,301     106,409      1,022,710
    Other interest-bearing                           7,201,204    1,231,694           0        8,432,898     632,549      9,065,447
                                                   -----------   ----------   ---------      -----------   ---------    -----------

        Total deposits                               9,343,893    1,569,722           0       10,913,615     845,371     11,758,986

  Short-term borrowings                                421,061      641,167           0        1,062,228      14,191      1,076,419
  FHLB advances                                        258,269      577,571           0          835,840      13,251        849,091
  Long-term debt                                       214,875       16,743           0          231,618      17,621        249,239
  Accrued interest, expenses, and taxes                 83,349       33,075           0          116,424       3,782        120,206
  Other liabilities                                     38,570      106,396           0          144,966      11,989        156,955
                                                   -----------   ----------   ---------      -----------   ---------    -----------

        Total liabilities                           10,360,017    2,944,674           0       13,304,691     906,205     14,210,896
                                                   -----------   ----------   ---------      -----------   ---------    -----------

  Shareholders' equity
    Convertible preferred stock                         87,233            0           0           87,233       7,936         95,169
    Common stock                                       230,602       10,753      65,102          306,457       5,035        311,492
    Additional paid-in capital                         123,962       94,627     (81,964)         136,625      19,933        156,558
    Net unrealized gain (loss) on available
      for sale securities                                2,489        5,929         277            8,695        (915)         7,780
    Retained earnings                                  563,322      171,943           0          735,265       8,396        743,661
    Treasury stock                                           0      (16,862)     16,862                0           0              0
                                                   -----------   ----------   ---------      -----------   ---------    -----------

        Total shareholders' equity                   1,007,608      266,390         277        1,274,275      40,385      1,314,660
                                                   -----------   ----------   ---------      -----------   ---------    -----------

        Total liabilities and
          shareholders' equity                     $11,367,625   $3,211,064   $     277      $14,578,966   $ 946,590    $15,525,556
                                                   ===========   ==========   =========      ===========   =========    ===========

* Net of pro forma adjustments

See the accompanying notes to the unaudited pro forma consolidated financial statements.

UNION PLANTERS CORPORATION AND SUBSIDIARIES
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF EARNINGS
FOR THE SIX MONTHS ENDED JUNE 30, 1996
(Dollars in thousands, except per share data)


                                                                                              UNION        OTHER
                                                                                             PLANTERS     PROBABLE
                                                    UNION                     PRO FORMA        AND        PENDING        PRO FORMA
                                                   PLANTERS       LEADER     ADJUSTMENTS      LEADER    ACQUISITIONS*   CONSOLIDATED
                                                   ---------     ---------   -----------     ---------  -------------   ------------
Interest income
  Interest and fees on loans                       $ 327,252     $  91,272     $       0     $ 418,524     $  29,425      $ 447,949
  Interest on investment securities
    Taxable                                           74,982        30,835             0       105,817         7,186        113,003
    Tax-exempt                                        14,991           229             0        15,220             0         15,220
  Interest on deposits at financial institutions          98            11             0           109           110            219
  Interest on federal funds sold and securities
    purchased under agreements to resell               6,140         2,367             0         8,507          (392)         8,115
  Interest on trading account assets                   5,115             0             0         5,115             0          5,115
  Interest on loans held for resale                    2,838           867             0         3,705             0          3,705
                                                   ---------     ---------     ---------     ---------     ---------      ---------

      Total interest income                          431,416       125,581             0       556,997        36,329        593,326
                                                   ---------     ---------     ---------     ---------     ---------      ---------

Interest expense
  Interest on deposits                               177,253        37,756             0       215,009        16,429        231,438
  Interest on short-term borrowings                    6,663        16,493             0        23,156           200         23,356
  Interest on FHLB advances and long-term debt        15,184        17,037             0        32,221         1,034         33,255
                                                   ---------     ---------     ---------     ---------     ---------      ---------

      Total interest expense                         199,100        71,286             0       270,366        17,663        288,049
                                                   ---------     ---------     ---------     ---------     ---------      ---------

      Net interest income                            232,316        54,295             0       286,611        18,666        305,277
Provision for losses on loans                         15,851         2,921             0        18,772         1,964         20,736
                                                   ---------     ---------     ---------     ---------     ---------      ---------

      Net interest income after provision
        for losses on loans                          216,465        51,374             0       267,639        16,702        284,541

Noninterest income
  Service charges on deposit accounts                 34,111         2,376             0        36,487         1,828         38,315
  Bank card income                                    10,287           460             0        10,747             0         10,747
  Mortgage servicing income                            4,872         6,984         5,426        17,282            48         17,330
  Trust service income                                 5,772             0             0         5,772             0          5,772
  Profits and commissions from trading activities      3,104             0             0         3,104             0          3,104
  Investment securities gains (losses)                    66             0             0            66           (36)            30
  Other income                                        23,258         3,606             0        26,864         1,734         28,598
                                                   ---------     ---------     ---------     ---------     ---------      ---------

      Total noninterest income                        81,470        13,426         5,426       100,322         3,574        103,896
                                                   ---------     ---------     ---------     ---------     ---------      ---------

Noninterest expense
  Salaries and employee benefits                      85,806        14,201             0       100,007         8,177        108,184
  Net occupancy expense                               13,565         1,599             0        15,164         2,117         17,281
  Equipment expense                                   14,391         2,222             0        16,613             0         16,613
  Other expense                                       64,600         7,725         5,426        77,751         8,219         85,970
                                                   ---------     ---------     ---------     ---------     ---------      ---------

      Total noninterest expense                      178,362        25,747         5,426       209,535        18,513        228,048
                                                   ---------     ---------     ---------     ---------     ---------      ---------

      Earnings before income taxes                   119,573        39,053             0       158,626         1,763        160,389
Applicable income taxes                               39,786        13,909             0        53,695         1,758         55,453
                                                   ---------     ---------     ---------     ---------     ---------      ---------

      Net earnings                                 $  79,787     $  25,144     $       0     $ 104,931     $       5      $ 104,936
                                                   =========     =========     =========     =========     =========      =========


Earnings per common share
  Primary                                          $    1.66                                 $    1.65                    $    1.60
  Fully diluted                                         1.58                                      1.59                         1.54
Weighted average shares outstanding
  (in thousands)
    Primary                                           45,940                                    61,520                       63,036
    Fully diluted                                     50,533                                    66,139                       68,052


* Net of pro forma adjustments

See the accompanying notes to the unaudited pro forma consolidated financial statements.

UNION PLANTERS CORPORATION AND SUBSIDIARIES
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF EARNINGS
FOR THE YEAR ENDED DECEMBER 31, 1995
(Dollars in thousands, except per share data)

                                                                                                            OTHER
                                                                                                         CONSUMMATED
                                                                                              UNION          AND
                                                                                             PLANTERS      PROBABLE
                                                    UNION                     PRO FORMA        AND         PENDING       PRO FORMA
                                                   PLANTERS       LEADER     ADJUSTMENTS      LEADER     ACQUISITIONS* CONSOLIDATED
                                                 ------------  ------------  ------------  ------------  ------------  ------------
Interest income
  Interest and fees on loans                     $   636,769   $    167,651  $             $    804,420  $     65,524  $    869,944
  Interest on investment securities
    Taxable                                          137,453         39,819             0       177,272        16,480       193,752
    Tax-exempt                                        31,816            497             0        32,313           905        33,218
  Interest on deposits at financial institutions       1,910             26             0         1,936           215         2,151
  Interest on federal funds sold and securities
    purchased under agreements to resell              12,095          4,946             0        17,041        (1,096)       15,945
  Interest on trading account assets                  12,774              0             0        12,774             0        12,774
  Interest on loans held for resale                    3,865          1,453             0         5,318             0         5,318
                                                 -----------   ------------  ------------  ------------  ------------  ------------

      Total interest income                          836,682        214,392             0     1,051,074        82,028     1,133,102
                                                 -----------   ------------  ------------  ------------  ------------  ------------

Interest expense
  Interest on deposits                               347,859         74,501             0       422,360        37,129       459,489
  Interest on short-term borrowings                   12,825         21,031             0        33,856           385        34,241
  Interest on FHLB advances and long-term debt        28,567         30,350             0        58,917         3,397        62,314
                                                 -----------   ------------  ------------  ------------  ------------  ------------

      Total interest expense                         389,251        125,882             0       515,133        40,911       556,044
                                                 -----------   ------------  ------------  ------------  ------------  ------------

      Net interest income                            447,431         88,510             0       535,941        41,117       577,058
Provision for losses on loans                         22,231          5,150             0        27,381         5,195        32,576
                                                 -----------   ------------  ------------  ------------  ------------  ------------

      Net interest income after provision
        for losses on loans                          425,200         83,360             0       508,560        35,922       544,482

Noninterest income
  Service charges on deposit accounts                 71,611          4,083             0        75,694         4,955        80,649
  Bank card income                                    20,103            637             0        20,740             0        20,740
  Mortgage servicing income                            9,835         13,904        12,906        36,645             0        36,645
  Trust service income                                 8,010              0             0         8,010             0         8,010
  Profits and commissions from trading activities     10,441              0             0        10,441             0        10,441
  Investment securities gains (losses)                   476            (67)            0           409           (67)          342
  Other income                                        37,176          4,934             0        42,110         3,709        45,819
                                                 -----------   ------------  ------------  ------------  ------------  ------------

      Total noninterest income                       157,652         23,491        12,906       194,049         8,597       202,646
                                                 -----------   ------------  ------------  ------------  ------------  ------------

Noninterest expense
  Salaries and employee benefits                     171,325         26,530             0       197,855        18,965       216,820
  Net occupancy expense                               27,192          3,255             0        30,447         4,314        34,761
  Equipment expense                                   30,156          4,249             0        34,405           852        35,257
  Other expense                                      153,491         14,101        12,906       180,498        17,463       197,961
                                                 -----------   ------------  ------------  ------------  ------------  ------------

      Total noninterest expense                      382,164         48,135        12,906       443,205        41,594       484,799
                                                 -----------   ------------  ------------  ------------  ------------  ------------

      Earnings before income taxes                   200,688         58,716             0       259,404         2,925       262,329
Applicable income taxes                               65,286         21,363             0        86,649         1,461        88,110
                                                 -----------   ------------  ------------  ------------  ------------  ------------

      Net earnings                               $   135,402   $     37,353  $             $    172,755  $      1,464  $    174,219
                                                 ===========   ============  ============  ============  ============  ============


Earnings per common share
  Primary                                       $       2.82                               $      2.72                 $       2.66
  Fully diluted                                         2.70                                      2.64                         2.57
Weighted average shares outstanding
  (in thousands)
    Primary                                           45,008                                    60,385                       61,893
    Fully diluted                                     49,618                                    64,995                       67,141


* Net of pro forma adjustments

See the accompanying notes to the unaudited pro forma consolidated financial statements.

UNION PLANTERS CORPORATION AND SUBSIDIARIES
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF EARNINGS
FOR THE YEAR ENDED DECEMBER 31, 1994
(Dollars in thousands, except per share data)

                                                                              UNION                      PRO FORMA      PRO FORMA
                                                                             PLANTERS       LEADER      ADJUSTMENTS    CONSOLIDATED
                                                                           ------------  ------------  --------------  ------------
Interest income
  Interest and fees on loans                                               $   517,032   $   127,658   $               $   644,690
  Interest on investment securities
    Taxable                                                                    162,012        31,264               0       193,276
    Tax-exempt                                                                  32,999           416               0        33,415
  Interest on deposits at financial institutions                                   734            14               0           748
  Interest on federal funds sold and securities
    purchased under agreements to resell                                         4,472         2,390               0         6,862
  Interest on trading account assets                                             9,143             0               0         9,143
  Interest on loans held for resale                                              1,573           823               0         2,396
                                                                           -----------   -----------   -------------   -----------

      Total interest income                                                    727,965       162,565               0       890,530
                                                                           -----------   -----------   -------------   -----------

Interest expense
  Interest on deposits                                                         262,572        55,149               0       317,721
  Interest on short-term borrowings                                             21,300         6,977               0        28,277
  Interest on FHLB advances and long-term debt                                  20,979        17,948               0        38,927
                                                                           -----------   -----------   -------------   -----------

      Total interest expense                                                   304,851        80,074               0       384,925
                                                                           -----------   -----------   -------------   -----------

      Net interest income                                                      423,114        82,491               0       505,605
Provision for losses on loans                                                    4,894         4,767               0         9,661
                                                                           -----------   -----------   -------------   -----------

      Net interest income after provision
        for losses on loans                                                    418,220        77,724               0       495,944

Noninterest income
  Service charges on deposit accounts                                           55,551         4,013               0        59,564
  Bank card income                                                              10,953           433               0        11,386
  Mortgage servicing income                                                      9,621         9,176          12,263        31,060
  Trust service income                                                           7,990             0               0         7,990
  Profits and commissions from trading activities                                6,639             0               0         6,639
  Investment securities losses                                                 (20,298)       (2,217)              0       (22,515)
  Other income                                                                  30,349        12,016               0        42,365
                                                                           -----------   -----------   -------------   -----------

      Total noninterest income                                                 100,805        23,421          12,263       136,489
                                                                           -----------   -----------   -------------   -----------

Noninterest expense
  Salaries and employee benefits                                               175,218        26,314               0       201,532
  Net occupancy expense                                                         28,041         3,597               0        31,638
  Equipment expense                                                             28,698         3,920               0        32,618
  Other expense                                                                195,740        13,045          12,263       221,048
                                                                           -----------   -----------   -------------   -----------

      Total noninterest expense                                                427,697        46,876          12,263       486,836
                                                                           -----------   -----------   -------------   -----------

      Earnings before income taxes                                              91,328        54,269               0       145,597
Applicable income taxes                                                         25,467        19,707               0        45,174
                                                                           -----------   -----------   -------------   -----------

      Net earnings                                                         $    65,861   $    34,562   $               $   100,423
                                                                           ===========   ===========   =============   ===========

Earnings per common share
  Primary                                                                  $      1.28                                  $     1.52
  Fully diluted                                                                   1.28                                        1.52
Weighted average shares outstanding
  (in thousands)
    Primary                                                                     43,741                                      59,587
    Fully diluted                                                               44,083                                      59,929

See the accompanying notes to the unaudited pro forma consolidated financial statements.

UNION PLANTERS CORPORATION AND SUBSIDIARIES
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF EARNINGS
FOR THE YEAR ENDED DECEMBER 31, 1993
(Dollars in thousands, except per share data)

                                                                            UNION                      PRO FORMA     PRO FORMA
                                                                           PLANTERS       LEADER      ADJUSTMENTS   CONSOLIDATED
                                                                         ------------  ------------  -------------  ------------
Interest income
  Interest and fees on loans                                             $    425,967  $    105,450  $              $    531,417
  Interest on investment securities
    Taxable                                                                   157,403        29,563              0       186,966
    Tax-exempt                                                                 30,507            89              0        30,596
  Interest on deposits at financial institutions                                1,862            22              0         1,884
  Interest on federal funds sold and securities
    purchased under agreements to resell                                        6,175         2,394              0         8,569
  Interest on trading account assets                                            6,194             0              0         6,194
  Interest on loans held for resale                                             7,438           725              0         8,163
                                                                         ------------  ------------  -------------  ------------

      Total interest income                                                   635,546       138,243              0       773,789
                                                                         ------------  ------------  -------------  ------------

Interest expense
  Interest on deposits                                                        238,019        60,293              0       298,312
  Interest on short-term borrowings                                             8,203             0              0         8,203
  Interest on FHLB advances and long-term debt                                 14,291        13,693              0        27,984
                                                                         ------------  ------------  -------------  ------------

      Total interest expense                                                  260,513        73,986              0       334,499
                                                                         ------------  ------------  -------------  ------------

      Net interest income                                                     375,033        64,257              0       439,290
Provision for losses on loans                                                  17,950         4,710              0        22,660
                                                                         ------------  ------------  -------------  ------------

      Net interest income after provision
        for losses on loans                                                   357,083        59,547              0       416,630

Noninterest income
  Service charges on deposit accounts                                          49,490         4,233              0        53,723
  Bank card income                                                             10,393           491              0        10,884
  Mortgage servicing income                                                     9,595          (528)        19,199        28,266
  Trust service income                                                          7,643             0              0         7,643
  Profits and commissions from trading activities                              13,787             0              0        13,787
  Investment securities gains (losses)                                          4,506          (998)             0         3,508
  Other income                                                                 32,148         7,803              0        39,951
                                                                         ------------  ------------  -------------  ------------

      Total noninterest income                                                127,562        11,001         19,199       157,762
                                                                         ------------  ------------  -------------  ------------

Noninterest expense
  Salaries and employee benefits                                              163,711        22,992              0       186,703
  Net occupancy expense                                                        25,393         3,083              0        28,476
  Equipment expense                                                            25,989         4,356              0        30,345
  Other expense                                                               131,357        12,808         19,199       163,364
                                                                         ------------  ------------  -------------  ------------

      Total noninterest expense                                               346,450        43,239         19,199       408,888
                                                                         ------------  ------------  -------------  ------------

      Earnings before income taxes, extraordinary
        items, and accounting changes                                         138,195        27,309              0       165,504
Applicable income taxes                                                        41,168        10,696              0        51,864
                                                                         ------------  ------------  -------------  ------------

      Earnings before extraordinary items
        and accounting changes                                           $     97,027  $     16,613  $              $    113,640
                                                                         ============  ============  =============  ============

Earnings per common share before extraordinary items
  and accounting changes
    Primary                                                              $       2.24                               $       2.17
    Fully diluted                                                                2.18                                       2.11
Weighted average shares outstanding
  (in thousands)
    Primary                                                                    38,914                                     43,192
    Fully diluted                                                              43,144                                     47,422

See the accompanying notes to the unaudited pro forma consolidated financial statements.

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

NOTE 1.   CONSUMMATED AND PENDING ACQUISITIONS

     The unaudited pro forma consolidated balance sheet and statements of earnings reflect the recently completed acquisitions and those pending acquisitions, consummation of which management deems probable, which are listed below. The unaudited pro forma consolidated balance sheet gives effect to the pending transactions at June 30, 1996 as if they had been consummated on that date and the unaudited pro forma consolidated statements of earnings reflect the impact of the consummated and pending transactions as if they had been consummated January 1, 1995, with the exception of the acquisition of Leader which is presented assuming the transaction had been consummated January 1, 1993.

     The unaudited pro forma consolidated results shown are not necessarily indicative of future operating results, nor can there be any assurance that the pending transactions will be consummated.

UNION PLANTERS CORPORATION ACQUISITIONS COMPLETED IN 1996 AND ACCOUNTED FOR AS PURCHASES



                                                                               PURCHASE        RESULTING           APPROXIMATE
       INSTITUTION                              ACQUIRED     CONSIDERATION      PRICE         INTANGIBLES          TOTAL ASSETS
     ---------------                          -----------   ---------------   ----------    ----------------      --------------
                                                                                          (DOLLARS IN MILLIONS)
First Bancshares of Eastern                     1/2/96          Cash             $10.9            $3.2                 $ 60
 Arkansas, Inc., West Memphis,
 Arkansas, and its subsidiary,
 First National Bank of West Memphis

First Bancshares of N.E. Arkansas, Inc.,        1/2/96          Cash             $ 9.2            $2.4                 $ 62
                                                                                 -----            ----                 ----

 Osceola, Arkansas, and its subsidiary,
 First National Bank of Osceola

     Total                                                                       $20.1            $5.6                 $122
                                                                                 =====            ====                 ====

UNION PLANTERS CORPORATION PROBABLE PENDING ACQUISITIONS AT AUGUST 15, 1996


                                                                                   ANTICIPATED                    APPROXIMATE
                                                APPROXIMATE                         METHOD OF                     TOTAL ASSETS
        INSTITUTION                            CONSIDERATION (1)                   ACCOUNTING                   AT JUNE 30, 1996
    ------------------                       --------------------                --------------              ---------------------
                                                                                                             (DOLLARS IN MILLIONS)
Eastern National Bank in                   $4.5 million in cash,                   Purchase                         $  286
Miami, Florida (2)                         up to 317,458 shares of
                                           Series E Preferred Stock
                                           and the Corporation's
                                           promissory notes in face
                                           amount of up to $14.5 million

Valley Federal Savings Bank in             435,000 shares of                       Pooling of                          118
Sheffield, Alabama                         Common Stock                            Interests

Franklin Financial Group, Inc.,            738,000 shares of                       Pooling of                          138
Parent Company of Franklin                 Common Stock                            Interests
Federal Savings Bank in
Morristown, Tennessee

Leader Financial Corporation,              16,600,000 shares of                    Pooling of                        3,211
Parent Company of                          Common Stock                            Interests
Leader Federal Bank for Savings
in Memphis, Tennessee

BancAlabama, Inc.,                         415,000 shares of                       Pooling of                           99
Parent Company of                          Common Stock                            Interests
BankAlabama-Huntsville, Alabama

Financial Bancshares, Inc.,                1,220,000 shares of                     Purchase                            324
St. Louis, Missouri, and                   Common Stock (3)
its subsidiaries: First Financial
Bank of St. Louis, Missouri;
Citizens First Financial Bank of
Dexter, Missouri; First Financial
Bank of Southeast Missouri of
Sikeston, Missouri; First Financial
Bank of Mississippi County of
East Prairie, Missouri; and
First Financial Bank of Ste. Genevieve,
Missouri
                                                                                                                    ------
     Total                                                                                                          $4,176
                                                                                                                    ======


(1) Includes estimated shares to be issued for outstanding stock options of the institutions to be acquired.
(2) It is expected that this acquisition will be completed on or before December 31, 1996, provided that disputes between ENB's shareholders and agencies of the Republic of Venezuela and others pending in United States District Court for the Southern District of Florida shall have been resolved to the satisfaction of the Corporation by that date.
(3) The Corporation plans to purchase, in the open market, 1,220,000 shares of the Corporation's Common Stock to be issued in this transaction.


NOTE 2. UNAUDITED PRO FORMA ADJUSTMENTS

     The following summarizes the unaudited pro forma adjustments which are necessary to reflect the Leader transaction described previously. The adjustments are based on currently available information and could change significantly upon consummation. Pro forma adjustments necessary to reflect the other probable pending acquisitions described previously have been made but are not presented separately because they are, in the aggregate, not significant to the Corporation. Not all purchase accounting adjustments have been reflected because certain information is not available; however, such amounts are not expected to be material.

         UNION PLANTERS CORPORATION AND SUBSIDIARIES
         UNAUDITED PRO FORMA CONSOLIDATED ADJUSTMENTS
                         LEADER


                                 BALANCE SHEET

                                                                                                               JUNE 30, 1996
                                                                                                               DEBIT (CREDIT)
                                                                                                           ----------------------
                                                                                                           (Dollars in thousands)
(1)  INVESTMENT SECURITIES AVAILABLE FOR SALE
       TO TRANSFER HELD TO MATURITY SECURITIES TO AVAILABLE FOR SALE                                       $169,916
       TO RECORD UNREALIZED GAIN ON SECURITIES TRANSFERRED                                                      454
                                                                                                           --------

           TOTAL                                                                                                        $170,370

(2)  INVESTMENT SECURITIES HELD TO MATURITY
       TO TRANSFER HELD TO MATURITY SECURITIES TO AVAILABLE FOR SALE                                                    (169,916)

(3)  OTHER ASSETS
       TO RECORD TAX EFFECT OF UNREALIZED GAIN ON SECURITIES TRANSFERRED                                                    (177)

(4)  COMMON STOCK
       TO RETIRE TREASURY STOCK                                                                                 805
       TO ELIMINATE COMMON STOCK OF LEADER                                                                    9,948
       ISSUANCE OF COMMON STOCK OF UNION PLANTERS CORPORATION                                               (75,855)
                                                                                                           --------

           TOTAL                                                                                                         (65,102)

(5)  ADDITIONAL PAID-IN CAPITAL
       TO RETIRE TREASURY STOCK                                                                              16,057
       TO ELIMINATE SURPLUS OF LEADER                                                                        78,570
       EXCESS OF TOTAL EQUITY OVER PAR/STATED VALUE OF ISSUED STOCK
         OF UNION PLANTERS CORPORATION                                                                      (12,663)
                                                                                                           --------

           TOTAL                                                                                                          81,964

(6)  NET UNREALIZED GAIN (LOSS) ON AVAILABLE FOR SALE SECURITIES
       TO RECORD NET UNREALIZED GAIN ON SECURITIES TRANSFERRED
         FROM HELD TO MATURITY TO AVAILABLE FOR SALE                                                                        (277)

(7)  TREASURY STOCK
       TO RETIRE TREASURY STOCK                                                                                          (16,862)
                                                                                                                        --------

                            TOTAL                                                                                       $      0
                                                                                                                        ========





                             STATEMENTS OF EARNINGS

                                                                       SIX
                                                                      MONTHS
                                                                      ENDED                    YEARS ENDED DECEMBER 31,
                                                                     JUNE 30,       ---------------------------------------------
                                                                       1996           1995               1994              1993
                                                                     --------       --------           --------          --------
                                                                                           DEBIT (CREDIT)
                                                                                      (Dollars in thousands)
MORTGAGE SERVICING INCOME                                             (5,426)       (12,906)           (12,263)          (19,199)
OTHER EXPENSE                                                          5,426         12,906             12,263            19,199
  TO RECLASS AMORTIZATION OF MORTGAGE SERVICING
    RIGHTS TO OTHER EXPENSE TO CONFORM TO UNION
    PLANTERS CLASSIFICATION

NOTE 3. EARNINGS CONSIDERATIONS RELATED TO PENDING ACQUISITIONS

     Note 1 to the unaudited pro forma consolidated financial statements presents the Corporation's pending acquisitions which management deems probable of consummation. It is expected that the Corporation or the institutions to be acquired by it will incur charges related to such acquisitions and to the assimilation of those institutions into the Corporation's organization. Anticipated charges would arise from charges such as, but not limited to, legal and accounting fees, financial advisory fees, consulting fees, payment of contractual benefits triggered by a change of control, early retirement and involuntary separation and related benefits, costs associated with elimination of duplicate facilities and branch consolidations, data processing charges, cancellation of vendor contracts, the potential for additional provisions for loan losses and similar costs which normally arise from the consolidation of operational activities.

     Aggregate charges expected to arise from the Corporation's six pending acquisitions have been preliminarily estimated to be in the range of $17 million to $22 million after taxes, which does not include a potential after-tax charge of approximately $6.0 million for the recapture of Leader's thrift bad debt reserve which, under existing law, would be triggered by the merger of Leader Federal Bank for Savings into Union Planters National Bank
(UPNB), the Corporation's principal subsidiary, and certain other banking subsidiaries. Legislation passed by both the House and Senate on August 2, 1996 and awaiting signature by the President of the United States as of August 16, 1996 would substantially decrease the federal income taxes associated with a recapture of a thrift institution's bad debt reserve. There is no assurance that such pending legislation will be signed into law by the President. Should the President veto the bad debt reserve legislation, the Corporation may still merge Leader Federal Bank for Savings into UPNB, thereby triggering a recapture of Leader Federal Bank for Savings' bad debt reserve and incurring expenses of approximately $6 million, should it be determined that the cost savings associated with the consolidation of Leader Federal Bank for Savings' and UPNB's banking operations would exceed the tax expense. The Corporation is unable to predict if or when such bad debt reserve recapture legislation will be signed into law. In addition, the range of estimated potential charges set forth above does not take into account any potential assessment for recapitalization of the Savings Association Insurance Fund (Note 4). To the extent that the Corporation's recognition of these acquisition-related charges is contingent upon consummation of a particular transaction, those charges would be recognized in the period in which such transaction closes. This range of potential charges is based on currently available information as well as preliminary estimates and is subject to change. The range is provided as a preliminary estimate of the significant charges which may in the aggregate be required and should be viewed accordingly. These charges are not reflected in the pro forma consolidated financial statements.

NOTE 4. SPECIAL REGULATORY ASSESSMENT

     There are several proposals currently under consideration by the U. S. Congress, the purpose of which is to provide additional financing for the Savings Association Insurance Fund (SAIF) and to provide interest payments on the Financing Corporation (FICO) bonds issued in connection with earlier Congressional efforts to support the then failing thrift industry. A common feature of these proposals is a one-time special assessment from 70 to 85 basis points on all deposits insured by the SAIF ($.70 to $.85 per $100 of covered deposits) (SAIF-Insured Deposits). All SAIF-Insured Deposits may not be subject to an assessment at the 70 to 85 basis points level. Those SAIF-Insured Deposits which have been acquired by banks in so-called Oakar transactions (Oakar Deposits) may be assessed at a lower rate, (one such proposal suggests 20% lower). In addition to the special assessment on SAIF-Insured Deposits, the proposals also contemplate annual assessments on deposits which are insured by the Bank Insurance Fund (BIF) (BIF Deposits). The assessment on BIF Deposits would be for the purpose of paying interest on the FICO bonds until they mature in 2017. It is unknown at this time what the assessment level will be on BIF Deposits, but it has been suggested that the assessment will be approximately
2.4 basis points ($0.024 per $100 of covered deposits). The proposals generally provide that such assessments will reduce the paying institution's taxes.

     At June 30, 1996, the Corporation's banking subsidiaries had approximately $1.3 billion in SAIF-Insured Deposits, approximately $1.0 billion of which were Oakar Deposits. Assuming a one-time assessment of $.70 to $.85 per $100 of SAIF-Insured Deposits, the estimated after-tax impact would be approximately $5.8 million to $7.0 million. The Corporation's pending acquisitions had SAIF-Insured Deposits totaling approximately $1.8 billion (Leader Federal $1.6 billion and other pending acquisitions $217 million) at June 30, 1996, which would increase the after-tax range of charges approximately $7.7 million to $9.3 million assuming the acquisitions are consummated. Should the proposed legislation be adopted at the levels indicated, the Corporation's subsidiaries would be required to take significant charges in relation to these special assessments.

NOTE 5. EARNINGS PER SHARE CALCULATION FOR 1993

     Leader was organized on March 18, 1993 in connection with the conversion of its principal subsidiary, Leader Federal Bank for Savings and subsidiaries, from a federal mutual savings bank to a federally chartered capital stock savings bank. Accordingly, the calculation of 1993 earnings per share on a pooled basis includes only Leader's fourth quarter net income, since the stock conversion occurred on September 30, 1993.

NOTE 6. UNAUDITED PRO FORMA CAPITAL RATIOS

     The following table summarizes the Corporation's capital ratios as of June 30, 1996 and the pro forma capital ratios assuming consummation of all recently completed and probable acquisitions as of June 30, 1996.


                                                                           AS ADJUSTED FOR THE
                                                         ACTUAL               ACQUISITIONS
                                                       --------            -------------------
Shareholders' Equity to Assets                           8.86%                     8.47%

Leverage Ratio                                           8.49                      8.01

Tier 1 Capital to Risk-Weighted Assets*                 13.19                     13.22

Total Capital to Risk-Weighted Assets*                  16.85                     16.34

- --------------------
*Based on estimated risk-weighted assets of all pending acquisitions.